December 18, 1998
                                ACKNOWLEDGMENT COPY

Mr. Joe O'Brien, CFO
Phoenix Gold International, Inc.
9300 North Decatur
Portland, OR 97203

Dear Joe:

I am pleased to advise you that U.S. Bank National Association has renewed your revolving line of credit subject to the following terms and conditions:

         BORROWER:                          Phoenix Gold International, Inc.

         GUARANTOR(S):                      None.


         REVOLVING LINE OF CREDIT:
         -------------------------

         MAXIMUM LOAN AMOUNT:               $5,500,000.

         PURPOSE:                           Operating funds.

         INTEREST RATE:                     Borrower will have the option of:

                                            1) Fully floating variable interest
                                            rate equal to Lender's Prime Rate
                                            (currently 7.75%),

                                            2) London  Inter-Bank  Offering Rate
                                            (LIBOR)  + 2.50%  (currently  7.80%,
                                            based  on a  60-day  LIBOR  rate  of
                                            5.30%).


                              LIBOR advances are subject to:
                              ------------------------------
                              a) Minimum advance of $500,000, increments of
                                 $100,000 thereafter.
                              b) No prepayment is permitted.
                              c) Contracts may be fixed for 1, 2, or 3 months
                                 (not to extend past expiry date).
                              d) Two business days' notice required with rates
                                 set between 8:00 AM and 12:00 PM Pacific Coast Time.

                                            THE   INTEREST   RATE   CHARGED   TO
                                            BORROWER  IS TIED TO THE PRIME  RATE
                                            OF U.S. BANK  NATIONAL  ASSOCIATION,
                                            COMPUTED  ON THE  BASIS OF A 360-DAY
                                            YEAR AND THE  ACTUAL  NUMBER OF DAYS
                                            ELAPSED.  BORROWER  IS ADVISED  THAT
                                            U.S.  BANK  NATIONAL   ASSOCIATION'S
                                            PRIME  RATE IS THE RATE OF  INTEREST
                                            WHICH  THE  BANK  FROM  TIME TO TIME
                                            IDENTIFIES AND PUBLICLY ANNOUNCES AS
                                            ITS   PRIME   RATE,   AND   IS   NOT
                                            NECESSARILY, FOR EXAMPLE, THE LOWEST
                                            RATE  OF  INTEREST  WHICH  THE  BANK
                                            COLLECTS  FROM ANY BORROWER OR GROUP
                                            OF BORROWERS.


         MATURITY DATE:                     Payable on demand.

         REVIEW DATE:                       December 31, 1999.

         REPAYMENT:                         Optional advance note; interest
                                            payable monthly, principal payable
                                            upon demand, automated credit sweep
                                            on prime based borrowings.

                                            REPAYMENT OF EACH  ADVANCE  RECEIVED
                                            BY THE  BORROWER  UNDER  THE LINE OF
                                            CREDIT  IS  SUBJECT  TO THE TERMS OF
                                            THE PROMISSORY  NOTE EVIDENCING THAT
                                            ADVANCE  AS  WELL AS ALL  TERMS  AND
                                            CONDITIONS  OF THIS  LETTER.  IN THE
                                            EVENT OF ANY  CONFLICT  BETWEEN  THE
                                            TWO, THE TERMS AND CONDITIONS OF THE
                                            PROMISSORY NOTE SHALL CONTROL.

         LOAN FEE:                          Upfront annual loan fee of 1/8th of
                                            1% ($6,875), plus all out of pocket
                                            expenses.

         COLLATERAL:                        Perfected  first  priority  security
                                            interest in all of Borrower's now
                                            owned and  hereafter  acquired
                                            accounts receivable, inventory, and
                                            equipment. (Except equipment which
                                            is currently pledged to other
                                            lenders as security).

         COSTS: Borrower shall be responsible for all of the Banks costs, expenses, fees, including attorneys fees, associated with the negotiation and documentation of these credit facilities.



                               FINANCIAL REPORTING

1. Annual CPA audited financial statement to be provided within 90 days of the end of each fiscal year.

2. Monthly company prepared financial statements to be provided within 30 days of the end of each month.

3. Quarterly compliance certificate to be provided within 30 days of the end of each quarter.

                               FINANCIAL COVENANTS
                               -------------------

As long as indebted to Bank, Borrower is to be in compliance with the following financial benchmarks, as described below:

         CURRENT RATIO:                     Maintain a ratio of  Current  Assets
                                            to Current Liabilities equal to or
                                            greater than 2.10:1.  Current Ratio
                                            is defined as Current Assets divided
                                            by Current Liabilities

         TANGIBLE NET WORTH:                Maintain a Tangible  Net Worth in
                                            excess of $9,900,000.  Tangibl  Net
                                            Worth is defined as Net Worth minus
                                            any intangible assets.

         PERMITTED STOCK
         REPURCHASE                         Beginning October 1, 1998, up to a
                                            maximum  of $500,000  worth  of
                                            publicly traded, common stock can be
                                            repurchased without prior  written
                                            bank  approval as  long as the
                                            Borrower remains in compliance with
                                            all financial covenants.

         TIMES FIXED
         CHARGE COVERAGE:                   Maintain a ratio of Times Fixed
                                            Charge Coverage equal to or greater
                                            than  1.25:1.  Defined as  earnings
                                            before interest, taxes,
                                            depreciation, and amortization
                                            (EBITDA) divided by scheduled
                                            principal payments on long term debt
                                            and capital leases plus interest
                                            expense plus cash funded capital
                                            expenditures plus dividends.

All computations made to determine compliance with the covenant requirements shall be made in accordance with generally accepted accounting principles, applied on a consistent basis and certified by Borrower as being true and correct. The Times Fixed Charge Coverage will be based on a rolling four quarter average.


                          GENERAL TERMS AND CONDITIONS

1. PRIME RATE: U.S. Bank's prime rate is the rate of interest which Lender from time to time establishes as its prime rate and is not, for example, the lowest rate of interest which Lender collects from any borrower or class of borrowers.

2. LOAN ADVANCES: Advances may be requested by Borrower from time to time in accordance with the terms of the promissory note. All advances shall be made at the sole option of Lender. Lender may decline to make any advance and may terminate the availability of advances at any time.

3. INSURANCE: Borrower shall maintain insurance in such amounts and covering such risks as Lender shall require.

4. FINANCIAL REPORTING: At any time requested by Lender, Borrower shall furnish any additional information regarding Borrower's financial condition and business operations that Lender reasonably requests. This information may include, but is not limited to, financial statements, tax returns, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets and forecasts.

5. LOAN DOCUMENTATION: Borrower shall deliver to Lender duly executed promissory notes, deeds of trust, mortgages, security agreements, financing statements, loan agreements, guaranties, borrower authorizations, attorney opinion letters and other documents ("Loan Documents") as required by Lender in form and substance satisfactory to Lender and its counsel.

6. NON-ASSIGNABLE: This credit accommodation may not be assigned by Borrower. No guarantor or any third party is intended as a third-party beneficiary or has any right to rely hereon.

7. ARBITRATION: Borrower and Lender hereby agree to be bound by the terms of the Arbitration clause attached hereto as Exhibit A.

8. EXPENSES: Borrower shall reimburse Lender for all out-of-pocket expenses incurred in connection with this credit accommodation upon demand, whether or not this transaction closes or is funded. Such expenses shall include, without limitation, attorney fees, title insurance fees, travel costs, examination expenses, and filing fees.

9. EXPIRATION DATE: This offer will expire on December 31, 1998 and the revolving credit facility contemplated by this letter must be documented and closed on or before January 15, 1999.

10. ACCESS LAWS: Without limiting the generality of any provision of this agreement requiring Borrower to comply with applicable laws, rules, and regulations, Borrower agrees that it will at all times comply with applicable laws relating to disabled access including, but not limited to, all applicable titles of the Americans with Disabilities Act of 1990.


This letter summarizes certain principal terms and conditions relating to the loan and supersedes all prior oral or written negotiations, understandings, representations and agreements with respect to the loan. However, the Loan Documents will include additional terms, conditions, covenants, representations, warranties and other provisions which Lender customarily includes in similar transactions or which Lender determines to be appropriate to this transaction. Except to the extent modified by any other agreement, all terms, condition, covenants and other provisions of this letter shall remain in effect until the revolving line of credit (including any renewals, extensions or modifications) is terminated and the loan balance is paid in full, and by signing below, Borrower agrees to comply with all such provisions.

In addition to the events of default in any Loan Document, any failure to comply with any term, condition or obligation in this letter shall constitute an event of default under each of the Loan Documents. The provisions of this letter shall survive the closing of the loan and the execution and delivery of the Loan Documents. In the event of a conflict between this letter and the Loan Documents, the terms of the Loan Documents shall control.


UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDERS AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER OREGON LAW.

If the above terms and conditions are acceptable to you, please sign, date and return the acknowledgment copy of this letter on or before the Expiration Date.

Sincerely,

/s/ Jeffery Swift

Jeffery Swift
Vice President
275-5175


Borrower hereby accepts Lender's offer to extend credit on terms and conditions stated above. Borrower hereby agrees to the Arbitration clause set forth in Exhibit A attached hereto.

PHOENIX GOLD INTERNATIONAL, INC.
--------------------------------


By:       /s/ Joseph K. O'Brien
          -----------------------

Title:    Chief Financial Officer
          -----------------------

Date:     December 29, 1998
          -----------------------

                                    EXHIBIT A


ARBITRATION. Lender and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this letter or the revolving line of credit or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any collateral securing any loan shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; foreclosing by notice and sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness or any act, or exercise of any right, concerning any collateral securing any loan, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing any loan, shall also be arbitrated, provided however that no arbitrator shall have the right or other power to enjoin or restrain any act of any party. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing herein shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of any action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.